Exhibit 10.5

                          ALTAIR NANOTECHNOLOGIES INC.
                STOCK PURCHASE, OPTION AND SUBSCRIPTION AGREEMENT

         THIS STOCK PURCHASE, OPTION AND SUBSCRIPTION AGREEMENT (the "Agreement") is made and entered into as of October 9, 2002, by and between Altair Nanotechnologies Inc., a Canada corporation (the "Company"), and the undersigned investor (the "Investor"). In consideration of the mutual covenants set forth herein, and other good and valuable consideration, the Company and Investor hereby agree as follows:

         1.   Purchase of Securities

         1.1 Initial Sale and Issuance of Units. Subject to the terms and conditions of this Agreement, the Investor shall purchase at the Initial Closing (as defined below), and the Company shall sell and issue to the Investor at the Initial Closing, the number of Units (as defined in Section 1.3 below) specified on the signature page hereof. (Such Units shall hereinafter be referred to as the "Initial Units").

         1.2 Purchase Price of the Units. The purchase price for each Unit shall be $0.75 per Unit (the "Unit Price"), and the aggregate purchase price for the Units to be purchased at any Closing (as defined below) shall be the product of the number of Units subscribed for multiplied by the Unit Price (the "Purchase Price"). With respect to the Initial Closing, the Purchase Price shall be as specified on the signature page hereof. At each Closing, the Purchase Price shall be paid by check addressed to the Company at 204 Edison Way, Reno, Nevada 89502, or by wire transfer to the Company's general account at Bank of America, ABA Routing No. 122400724, Account No. 004961550420, Reference: Altair Nanotechnologies Inc.

         1.3 Definition of Units. For purposes of this Agreement, each "Unit" shall consist of the following:


              (a)  one  common   share  of  the   Company   (each,   a  "Share";
                   collectively, "Shares");

              (b) one-half Series 2002J Warrant, substantially in the form attached to the Confidential Offering Summary dated October 4, 2002 (the "Summary") as Exhibit 1 (a "2002J Warrant"); and

              (c) one-half Series 2002L Warrant, substantially in the form attached to the Summary as Exhibit 2.

The 2002J Warrants and 2002L Warrants are collectively referred to as the "Warrants." The Common Shares issuable upon exercise of the Warrants are hereinafter referred to as the "Warrant Shares" and, collectively with the Shares included in the Units, the "Securities."

         1.4  Closing/Expiration of Offer.


              (a) The closing of the offer and sale of the Initial Units (the "Initial Closing") shall take place on the date both of the following have occurred: (a) the Purchase Price with respect to the Initial Units has been paid in full, and (b) the Company and Investor have executed counterparts to this Agreement; provided, however, if the Purchase Price for the Initial Units has not been paid in full on or before October 7, 2002 (subject to extension by the Company for up to one week in its discretion), this Agreement shall terminate and be null and void. At or before the Initial Closing, the Company shall deliver to the Investor a stock certificate representing the Shares included in the Initial Units, the Warrants included in the Initial Units and an executed counterpart of this Agreement against delivery to the Company by the Investor of the Purchase Price for the Initial Units and an executed counterpart of this Agreement.

              (b) The closing of the offer and sale of the Units subject to the Options described in Section 1.5 below (each, a "Closing") shall take place on the date specified in the notice of exercise with respect for such Option, provided that such date shall not be later than the expiration date of the respective Option. At each Closing, the Company shall deliver to the Investor a stock certificate representing the Shares included in the Units with respect to which the Option has been exercised and the Warrants included in the Units with respect to which the Option has been exercised against the Purchase Price for the Units with respect to which the Option has been exercised.

         1.5 Options to Purchase Additional Shares. The Company hereby grants the Investor the following options to purchase Common Shares (each an "Option"; collectively, the "Options"):

              (a) An Option to purchase on any date on or before November 15, 2002 all, but not less than all, of a number of Units equal to the number of Initial Units at a purchase price per Unit equal to the Unit Price. If the Option described in this subsection (a) is not exercised on or before November 15, 2002, such Option and all other Options described in Section 1.5 shall (subject to waiver by the Company in writing) immediately and automatically expire and terminate.

              (b) An Option to purchase on any date on or before December 15, 2002 all, but not less than all, of a number of Units equal to the number of Initial Units at a purchase price per Unit equal to the Unit Price. If the Option described in this subsection (b) is not exercised on or before December 15, 2002, such Option and all other Options described in Section 1.5 and not yet exercised shall (subject to waiver by the Company in writing in its discretion) immediately and automatically expire and terminate.

              (c) An Option to purchase on any date on or before January 15, 2003 all, but not less than all, of a number of Units equal to the number of Initial Units at a purchase price per Unit equal to the Unit Price. If the Option described in this subsection (c) is not exercised on or before January 15, 2003, such Option and all other Options described in Section 1.5 and not yet exercised shall (subject to waiver by the Company in writing in its discretion) immediately and automatically expire and terminate.

              (d) An Option to purchase on any date on or before February 15, 2003 all, but not less than all, of a number of Units equal to the number of Initial Units at a purchase price per Unit equal to the Unit Price. If the Option described in this subsection (d) is not exercised on or before February 15, 2003, such Option and all other Options described in Section 1.5 and not yet exercised shall (subject to waiver by the Company in writing in its discretion) immediately and automatically expire and terminate.

         1.6 Notice of Option Exercises. In order to exercise any Option, the Investor shall provide the Company with a written notice of exercise (a) stating the Investor's intent to exercise the Option, and (b) specifying the date, which shall be no fewer than three Business Days after the date of the notice and shall be on or before the expiration date of the respective Option, on which the Investor desires to consummate the purchase and sale of the Units subject to such Option.

         1.7 Equitable Adjustment. If the outstanding number of Common Shares are divided into a greater number of shares, the number of Units purchasable upon the exercise of each Option shall be proportionately increased and the Unit Price shall be proportionately reduced. Conversely, if the outstanding number of Common Shares are combined into a smaller number of Common Shares, the number of Units purchasable upon the exercise of each Option shall be proportionately reduced and the Unit Price shall be proportionately increased. The increases and reductions provided for in this Section 1.7 shall be made with the intent and, as nearly as practicable, the effect that neither the percentage of the total equity of the Company obtainable on exercise of each Option nor the aggregate price payable for such percentage shall be affected by any event described in this Section 1.7.

         1.8 Registration of Securities. The Company agrees to file with the SEC, within 30 days of the closing of the purchase and sale of the Initial Units, a registration statement registering the re-sale, to the extent permitted by governing law as a re-sale, all of the Shares and the Warrant Shares
(including those that may be received in connection with the exercise of the Options). The Investor acknowledges that the Company makes no representation or warranty that governing rules will permit the registration of the re-sale of the Warrant Shares issuable upon the exercise of Warrants received after effective date of the registration statement. If the Company determines that registration of the re-sale of the common shares issuable upon the exercise of any of the Warrants acquired under this Agreement is not permitted, the Company agrees to amend such Warrants to add a "cashless exercise" provision, substantially in the following form:

         "This  Warrant  shall  also be  exercisable  by  means  of a  "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

                           (A) = the average of the high and low trading prices per share of Common Stock on the Trading Day preceding the date of such election on the Principal Market;

                           (B) =  the Exercise Price of this Warrant; and

                           (X) = the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant and the Notice of Exercise."

The Company shall use reasonably efforts to cause such registration statement to become effective as soon as practicable following its filing with the SEC.

         2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor as of the date of this Agreement (or, if an different date is stated in such representation and warranty as of such date) as follows:

         2.1 Due Authorization. All corporate action on the part of the Company necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the authorization, issuance (or reservation for issuance) and delivery of the Securities has been taken or will be taken prior to Closing, and this Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its respective terms subject to applicable bankruptcy, insolvency, and other similar laws affecting creditors' rights, and rules of law governing specific performance.

         2.2 Corporate Organization and Other Related Matters. The Company is duly organized, validly existing and in good standing under the Canada Business Corporations Act. The Company has full corporate power and authority to carry on its business as such business is now being conducted and to own the properties and assets it now owns. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties. The Company has full corporate power and authority to enter into this Agreement, to issue the Securities and to consummate the transactions contemplated hereby

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

         2.3 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for (i) qualifications or filings under the Securities Act of 1933, as amended (the "Securities Act"), and the regulations thereunder and (iii) qualification or filings required under all other applicable federal and state securities laws and stock exchange or stock quotation service regulations as may be required in connection with the transactions contemplated by this Agreement.

         2.4 Valid Issuance of Securities. When issued, sold and delivered in accordance with the terms hereof, the Shares will be duly and validly issued, fully-paid and nonassessable. When issued, sold and delivered in accordance with the terms hereof, the Warrants will be duly and validly issued. The Warrant Shares have been duly and validly authorized and reserved for issuance and, upon issuance in accordance with the terms of the respective Warrant, will be duly and validly issued fully-paid and nonassessable.

         2.5 Litigation. There is no action, proceeding or investigation pending or, to the knowledge of the Company, threatened that questions the validity of this Agreement or the right of the Company to enter into this Agreement, or that would have, either individually or in the aggregate, a material adverse effect on the business, properties, prospects or financial condition of the Company. There is no judgment, decree or order of any court in effect against the Company, and the Company is not in default with respect to any order of any governmental authority to which the Company is a party or by which the Company is bound.

         2.6 SEC Filings. The Company has filed all reports, registration statements, forms and other documents that it is required to file with the Securities and Exchange Commission (the "SEC") or any exchange on which it is traded or reporting service through which any of its securities are quoted, including without limitation all filings required by the Securities Act, any rules promulgated thereunder, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any rules promulgated thereunder.

         3. Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company that:


         3.1 Authorization. This Agreement constitutes the Investor's valid and legally binding obligation, enforceable in accordance with its terms subject to applicable bankruptcy, insolvency, and other similar laws affecting creditors' rights, and rules of law governing specific performance, and the Investor has full power and authority to enter into this Agreement.

         3.2 Representations Not Made by Company. The Investor represents and affirms that none of the following information has ever been represented, guaranteed or warranted to the Investor, expressly or by implication, by any person: (i) the approximate or exact length of time that the Investor will be required to remain a security holder of the Company; (ii) the percentage of profit and/or amount of or type of consideration, profit or loss to be realized, if any, as a result of an investment in the Company; or (iii) the possibility that the past performance or experience on the part of the Company or any affiliate, or any officer, director, employee or agent of the foregoing, might in any way indicate or predict the results of ownership of any Security or the potential success of the Company's operations.

         3.3 Purchase for Own Account. The Investor is the sole and true party in interest, is acquiring the Securities for his/her/its own account for investment, is not purchasing the Securities for hereby for the benefit of any other person, and has no present intention of holding or managing the Securities with others or of selling, distributing or otherwise disposing of any portion of the Securities. The Investor (i) if an individual, is a citizen of the United States, is at least 21 years of age, and is a bona fide permanent resident of and is domiciled in the state set forth below the Investor's name on the signature page hereof, (ii) if an entity, is duly organized and in good standing in its jurisdiction of organization and has its principal place of business in the state set forth below the Investor's name on the signature page hereof.

         3.4 Disclosure and Review of Information. The Investor acknowledges and represents that he/it has received and reviewed a copy of the Summary. In addition, the Investors acknowledges and represents that the Investor has been given a reasonable opportunity to review all documents, books and records of the Company pertaining to this investment, and has been supplied with all additional information concerning the Company and the Securities that has been requested by the Investor, has had a reasonable opportunity to ask questions of and receive answers from the Company or its representatives concerning this investment, and that all such questions have been answered to the full satisfaction of the Investor. The Investor has received, and acknowledges that he/it is receiving, no representations, written or oral, from the Company or its officers, directors, employees, attorneys or agents other than those contained in this Agreement and the Summary. In making his/her decision to purchase the Securities, the Investor has relied solely upon its review of the Summary, this Agreement, and independent investigations made by it or its representatives without assistance of the Company.

         3.5 Investment. The Investor understands that (i) he/it must bear the economic risk of the investment in the Securities for an indefinite period of time because the Shares, the Warrants and the Warrant Shares have not been registered under the Securities Act or qualified under the Securities Act or the securities laws of any other jurisdiction and (ii) his/its investment in the Company represented by the Securities is highly speculative in nature and is subject to a high degree of risk of loss in whole or in part. The Investor has adequate means of providing for his/her current needs and possible contingencies, and is able to bear the high degree of economic risk of this investment, including, but not limited to, the possibility of the complete loss of the Investor's entire investment and the limited transferability of the Securities, which may make the liquidation of this investment impossible for the indefinite future.

         3.6 Accredited Investor Status. The Investor has reviewed the definition of an "accredited investor" attached to this Agreement as Exhibit A and qualifies as an "accredited investor" under one or more components of such definition, as indicated on the signature page hereof.

         3.7 Investment Experience. The Investor has experience as an investor in securities and acknowledges that it can bear the economic risk of its investment in the Securities. By reason of the Investor's business or financial experience or the business or financial experience of its professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, the Investor has the capacity to protect its own interests in connection with its purchase of the Securities. The Investor has the financial capacity to bear the risk of this investment and has received from the Company all information it has requested and considers necessary or appropriate for deciding whether to purchase the Securities. If an entity, the Investor has not been organized solely for the purpose of acquiring the Securities.

         3.8 Restricted Securities. The Investor understands that the Shares, the Warrants and (if issued) the Warrant Shares are and will be "restricted securities" under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that, under the Securities Act and applicable regulations thereunder, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Investor represents that he/it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Investor further confirms and agrees that the Company is under no obligation to register the re-sale of the Shares, the Warrants or the Warrant Shares under the Securities Act or any state securities laws.

         3.9 Legends. The Investor understands that the certificates evidencing the Shares, the Warrants and the Warrant Shares will bear the legend set forth below, together with any other legends required by the laws of Canada and any state or province with jurisdiction:

                  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS A REGISTRATION STAEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, IS IN EFFECT WITH RESPECT TO SUCH SECURITIES OR THE COMPANY HAS RECEIVED AN OPINION IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY PROVIDING THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, IS AVAILABLE.

The legend set forth above shall be removed by the Company from any certificate evidencing any of the Securities only (i) upon receipt by the Company of an opinion in form and substance satisfactory to the Company that such legend may be removed pursuant to Rule 144 promulgated under the Securities Act, or (ii) upon confirmation that a registration statement under the Securities Act is at that time in effect with respect to the legended Security and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the respective Security was issued.

         3.10 Indemnification. The Investor acknowledges that he/she/it understands the meaning and legal consequences of the representations and warranties set forth in Section 3 hereof and that the Company and the officers, directors, employees and agents of the Company have relied and will rely upon such representations and warranties. The Investor hereby agrees to indemnify and hold harmless the Company and each of its respective officers, directors, employees and agents from and against any and all loss, claim, damage, liability, cost or expense (including attorney's fees), joint or several, to which any such person may become subject due to or arising out of: (i) any breach by the Investor of any such representation or warranty; (ii) any inaccuracy in the representations and warranties hereinabove set forth; (iii) the disposition of any of the Securities by the Investor contrary to the foregoing representations and warranties; and (iv) any action, suit, proceeding, demand, assessment or judgment incident to or based upon any of the matters so indemnified against. Notwithstanding the foregoing, however, no representation, warranty, acknowledgement or agreement made herein by the Investor shall in any manner be deemed to constitute a waiver of any rights granted to him/her under federal or state securities laws.

         4.   Miscellaneous.


         4.1 Entire Agreement. This Agreement, together with its exhibits and schedules, constitute the entire contract between the Company and the Investor relative to the purchase and sale of the Securities and supersede any and all prior or contemporaneous oral or written agreements, understandings and discussions with respect thereto.

         4.2 Expenses. Each of the Company and the Investor will bear his/its own legal and other fees and expenses in connection with the transactions contemplated in this Agreement.

         4.3 Governing Law; Consent to Jurisdiction and Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada. The Company and the Investor hereby irrevocably consent to the exclusive jurisdiction and venue of State and federal courts within the city of Reno, Nevada for any dispute arising out of this Agreement.

         4.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         4.5 Headings. The headings of the Sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

         4.6 Notices. Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery, on the date of receipt if sent by telecopier or overnight courier, charges prepaid, or five days after deposit in the United States mail, by registered or certified mail, postage prepaid, addressed (a) if to the Company, as set forth below the Company's name on the signature page of this Agreement, and (b) if to the Investor, at the Investor's address as set forth below the Investor's name on the signature page of this Agreement, or at such other address as the Company or the Investor may designate by ten (10) days' advance written notice to the Investor or the Company, respectively.

         4.7 Survival of Representations and Warranties. The representations and warranties of the parties contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and Closing; provided, however, that such representations and warranties are only made as of the date of such execution and delivery and as of such Closing.

         4.8 Amendments. Any term or provision of this Agreement may be amended and the observance of any term, condition, or provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by a written instrument signed by the Company and Investors purchasing a majority of the Shares being purchased hereunder.

         4.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were excluded and shall be enforceable in accordance with its terms.

         4.10 Acknowledgement as to Counsel. The parties acknowledge and agree that Stoel Rives LLP has prepared this Agreement and the other documents contemplated hereby as counsel to the Company and not as counsel to the Investor and that the Investor is entitled to retain his or its own counsel at his or its own expense.

               [intentionally left blank; signature page follows]


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



         IN WITNESS WHEREOF, the parties hereto have executed or caused this Stock Purchase, Option and Subscription Agreement to be executed by their duly authorized representatives as of the date first written above.

"Company"

         ALTAIR NANOTECHNOLOGIES INC.,
         a Canada corporation


         By:/s/ Ed Dickinson
            ---------------------------------------------
                Ed Dickinson, its Chief Financial Officer


         Address:
         1725 Sheridan Avenue, Suite 140
         Cody, Wyoming  82414
         Facsimile: (307) 587-8357


"Investor"



         ----------------------------------
         Print Name


         ----------------------------------
         Sign Name

         Address:  ----------------------------------

                   ----------------------------------

                   ----------------------------------

Name in which Shares are is to be  registered  if  different from above:
           ---------------------------------------------------------------------

Number of Initial Units subscribed for:
                                       ----------------------------

Purchase Price of Initial Units ($0.75 per Unit):
                                                 ------------------

By signing above, the Investor represents and warrants to the Company that he/she/it has reviewed the definition of "accredited investor" on Exhibit A attached hereto and that the Investor is an accredited investor because the Investor is (check all that apply):

     [ ] A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceed $1,000,000;

     [ ] A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

     [ ]      Other (please explain):
                                      ------------------------------------------




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

                                    EXHIBIT A
                                    ---------

                        Definition of Accredited Investor

"Accredited Investor" shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

     (1) Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Securities
              Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section  301(c) or (d) of the  Small  Business  Investment  Act of
              1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

     (2) Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

     (3) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

     (4) Any director, executive officer, or general partner of the issuers of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

     (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceed $1,000,000;

     (6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

     (7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered whose purchase is directed by a sophisticated person as described in ss. 230.506(b)(2)(ii); and

     (8) Any entity in which all of the equity owners are accredited investors.